UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 26, 2005

First Capital Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-30297	59-3532208
(Commission File Number)	(IRS Employer Identification No.)

1891 South 14th Street, Fernandina Beach, Florida	32034
(Address of principal executive offices)	(Zip Code)

(904) 321-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 24, 2005, the shareholders of First Capital Bank Holding Corporation (“First Capital”) approved the pending merger with Coastal Banking Company, Inc. (“Coastal”).  The joint press release issued by First Capital and Coastal announcing the shareholder approval is filed as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated August 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANK HOLDING CORPORATION

By:	/s/ Michael G. Sanchez
Name:	Michael G. Sanchez
Title:	President and Chief Executive Officer

Dated: August 29, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 26, 2005.